GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2016

The date of this supplement is December 5, 2016.

The Statement of Additional Information is amended as follows:

The "Investment Policies and Associated Risks – Commodity Pool Operator Exclusions" section in the Statement of Additional Information has been revised as follows:

With Respect to Funds other than the Managed Futures Strategy Fund and the Opportunistic Fixed Income Fund
The Advisor has claimed an exclusion from the definition of commodity pool operator under the CEA and the rules of the CFTC with respect to the Funds, other than the Managed Futures Strategy Fund and the Opportunistic Fixed Income Fund. The Funds for which such exclusion has been claimed are referred to herein as the "Excluded Funds." The Advisor is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds. The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. In addition, the Advisor is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC.

The terms of the commodity pool operator exclusion require the Excluded Funds, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards, as further described above. Because the Advisor and the Excluded Funds intend to comply with the terms of the commodity pool operator exclusion, one or more of the Excluded Funds may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Excluded Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Excluded Funds, their investment strategies or Prospectus, or this SAI.

Generally, the exclusion from commodity pool operator regulation on which the Advisor relies requires each Excluded Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Excluded Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Excluded Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Excluded Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Excluded Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Excluded Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Excluded Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a commodity pool operator, and the Advisor would be subject to registration and regulation as a commodity pool operator with respect to that Fund, in accordance with CFTC rules that apply to commodity pool operators of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.

With Respect to the Managed Futures Strategy Fund and the Opportunistic Fixed Income Fund
The Advisor is registered as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the Managed Futures Strategy Fund and its Subsidiary and the Opportunistic Fixed Income Fund (collectively, the "Non-Excluded Funds"), is subject to regulation as a commodity pool operator under the CEA.  The Advisor is also a member of the NFA and is subject to certain NFA rules and bylaws as they apply to commodity pool operators of registered investment companies.  The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Non-Excluded Funds as a result of the Advisor's registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the commodity pool operator of the Non-Excluded Funds, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. As the Non-Excluded Funds are operated subject to CFTC regulation, the Fund may incur additional compliance and related expenses.  The CFTC has neither reviewed nor approved the Fund, its investment strategies or Prospectus, or this SAI.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE